© The Vita Coco Company, Inc. All Rights Reserved. July 22, 2026 VITA COCO ACQUIRES COPRA, INC. ly 2 , 2026 © The Vita Coco Company, Inc. All Rights Reserved.

2 DISCLAIMER NON-GAAP FINANCIAL MEASURES In addition to disclosing results determined in accordance with U.S. GAAP, The Vita Coco Company, Inc. (the “Company”) also discloses certain non-GAAP results of operations, including, but not limited to, Adjusted EBITDA, that include certain adjustments or exclude certain charges and gains that are described in the reconciliation tables of U.S. GAAP to non-GAAP information provided at the end of this presentation. These non-GAAP measures are a key metric used by management and our board of directors to assess our financial performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance and because we believe it is useful for investors to see the measures that management uses to evaluate the Company. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparisons of results as the items described below in the reconciliation tables do not reflect ongoing operating performance. These measures are not in accordance with, or an alternative to, U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces its usefulness as a comparative measure. Investors should not rely on any single financial measure when evaluating our business. This information should be considered as supplemental in nature and is not meant as a substitute for our operating results in accordance with U.S. GAAP. We recommend investors review the U.S. GAAP financial measures included in this presentation. When viewed in conjunction with our U.S. GAAP results and the accompanying reconciliations, we believe these non-GAAP measures provide greater transparency and a more complete understanding of factors affecting our business than U.S. GAAP measures alone. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding our future financial and operating performance, including our GAAP and non-GAAP guidance, our strategy, projected costs, tariffs and trade policies, prospects, expectations, plans, objectives of management, supply chain predictions, customer and supplier relationships and expected net sales and category share growth. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company’s control. These factors include, but are not limited to, the Company's ability to successfully integrate Copra's business, realize the anticipated benefits of the transaction, expand capacity as planned, maintain customer relationships, manage operational and supply chain complexity, and execute against its long-term growth strategy, as well as those discussed under the caption “Risk Factors” in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission ("SEC") as such factors may be updated from time to time and which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at https://investors.thevitacococompany.com. Any forward-looking statements contained in this presentation speak only as of the date hereof and accordingly undue reliance should not be placed on such statements. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise, other than to the extent required by applicable law. WEBSITE DISCLOSURE The Company intends to use its websites, vitacoco.com and investors.thevitacococompany.com, as a means for disclosing material non-public information and for complying with SEC, Regulation FD and other disclosure obligations.

3 VITA COCO ACQUIRES COPRA, INC. Vita Coco Focused On Winning In Fast-growing Coconut Water Category • Vita Coco to acquire Copra, Inc. for initial consideration of $175M (subject to customary closing adjustments) • 80% cash and 20% stock consideration • Additional consideration payable in 2029 based on Copra 2028 financial performance with a floor of $45M and a cap of $100M* • Copra is a leading producer of Thailand Nam Hom coconut water • Founders retained to support the growth and acceleration of the business • Supported by Vita Coco technical experts, financial resources and retailer relationships • Provides Vita Coco with Nam Hom capabilities to meet retailer and consumer needs for super premium coconut water • Enhances The Vita Coco Company's opportunity to gain share of coconut water category and to be category leader driving category and brand growth • Opportunity to build branded business in super premium cold segment where Vita Coco is not currently present • Builds on Vita Coco supply chain capabilities, scale and competitive advantage • Factory located in Nam Hom growing area * Consideration in 2029 – minimum of 24% cash but is a mix between cash and stock at discretion of Vita Coco SUMMARY OF ACQUISITION STRATEGIC RATIONALE

COCONUT WATER CATEGORY IS ACCELERATING, ATTRACTIVE SPACE TO INVEST IN

SUPER PREMIUM REPRESENTS ~12%* OF $1.6B CATEGORY



US COCONUT WATER CATEGORY SIZE (MULO+ w/C RSV $B)
$0.9B
$1.6B
CATEGORY YTD +29%
YTD +31%
YTD +34%
YTD +2%
2022
2023
2024
2025
L52W
Value
Premium
Super Premium

INVESTING IN THE COCONUT WATER CATEGORY BECAUSE IT…

…Is the **fastest growing category in US beverage** today and accelerating globally

…Has **consumer led growth** rooted in demand for more health, wellness and functionality in beverages

…Has **healthy pricing development**; strongest growth in premium and super-premium segment

Source: Custom Research by The Vita Coco Company, Circana - Coconut Water Category Latest 52 Weeks Ending 06/28/26
**Year to Date Ending 06/28/26 Super Premium represents 13% of category*

4

SUPER-PREMIUM COCONUT WATER SEGMENT IS AN ATTRACTIVE WHITE SPACE

SUPER PREMIUM SEGMENT MAKES UP ~12% OF CW CATEGORY

Price: Super Premium Coconut Water vs Rest of Category
> 205 index



Value 13%
Super Premium 12%
Premium 75%

Vita Coco is the leading brand in Premium

LARGELY BRANDED SEGMENT WITH PRIVATE LABEL GROWING SHARE



2%
74%
24%
8%
63%
29%
LY
TY
Private Label
Harmless Harvest
All Other

SUPER PREMIUM HAS ATTRACTIVE SHOPPERS AND HH PEN OPPORTUNITY



Gen Z 131
Millennial 147
High Income 113
(Index vs US population)



Super Premium HH Penetration Is 15% of CCW

Source: Custom Research by The Vita Coco Company, Circana - MULO+ with C-store, Latest 52 Weeks Ending 6/28/26, Management estimates on segmentation

5

VITA COCO

COPRA PERFECT FIT FOR VITA COCO PORTFOLIO

Products And Supply Chain Are Additive To Current Capabilities And Performance Is Strong

COPRA PREMIUM PRODUCTS

% MIX YTD 2026

Water		89%
Smoothie		5%
Meat		3%
Puree		2%
Nectar		1%

UNIQUE SUPPLY CHAIN

- **Purpose-built facility in Ratchaburi:** The world's main Nam Hom coconut growing region
- **Extraction and filling on site:** Production model differentiates Copra in cold-chain segment
- **Tree-to-bottle in hours:** An operating model that preserves superior taste and nutritional quality
- **Ready to be scaled up:** Enabling volume growth and product expansion

FAIR TRADE CERTIFIED · USDA ORGANIC · BRC FOOD · KOSHER CHECK

STRONG PERFORMANCE

- Estimated **FY 2026 Net Sales greater than $100M**
- Sales predominately in the Americas with opportunity to expand Internationally
- **Expect Adj. EBITDA margins to be accretive post full integration**

Source: Copra YTD results, and projections for Full Year

6

VITA COCO

7 SIGNIFICANT VALUE CREATION OPPORTUNITIES Capacity Expansion Facility Optimization Brand Acceleration Long-Term Opportunities • Expand retail distribution • Brand marketing • Food service partnerships • International markets • Secure new private label business • Product innovation • Invest to support opportunity to double Net Sales in next three to five years • Improve operating efficiencies to control costs and improve throughput

8 NO CHANGE TO LONG-TERM FINANCIAL TARGETS Note: Branded Net Sales Growth defined as Consolidated Net Sales minus Private Label Net Sales. MID TEENS HIGH TEENS BRANDED NET SALES GROWTH ADJ. EBITDA MARGIN TARGETS Copra expected to contribute positively to long-term Net Sales objectives • Branded opportunity in US - super premium cold segment of coconut water is significant • International opportunity for Nam Hom coconut water products is developing Acquisition of Copra is expected to not materially affect Vita Coco’s long term Adj. EBITDA margin target